UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2011
SEALED AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 791-7600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit Index
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
On September 16, 2011, Sealed Air Corporation ( “Sealed Air”) entered into a purchase agreement (the “Purchase Agreement”) under which Sealed Air agreed to sell $750 million aggregate principal amount of its 8.125% Senior Notes due 2019 (the “2019 Notes”) and $750 million aggregate principal amount of its 8.375% Senior Notes due 2021 (the “2021 Notes” and, together with the 2019 Notes, the “Notes”) to Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and the other initial purchasers named therein (collectively, the “Initial Purchasers”). The Purchase Agreement includes customary representations, warranties and covenants. Under the terms of the Purchase Agreement, Sealed Air has agreed to indemnify the Initial Purchasers against certain liabilities. A copy of the Purchase Agreement is included in this Form 8-K as Exhibit 10.1, incorporated herein by reference and hereby filed; it should be read in its entirety for a complete description of its provisions and the summary in this report is qualified in its entirety by the text of such provisions.
The closing of the sale of the Notes is expected to occur on October 3, 2011. Sealed Air will sell the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Initial Purchasers will then sell the Notes to (i) qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A or (ii) pursuant to Regulation S under the Securities Act.
Item 8.01 Other Events
On September 16, 2011, Sealed Air issued a press release announcing the pricing of its offering of the Notes. Sealed Air intends to use the net proceeds from the offering to finance a portion of the previously announced acquisition of Diversey Holdings, Inc. (“Diversey”), which is expected to be completed on October 3, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K and the information furnished herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,” “expects,” “will” and similar expressions. These statements include comments as to Sealed Air’s beliefs and expectations as to future events and trends affecting Sealed Air’s business. For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in Sealed Air’s most recent Annual Report on Form 10-K, as filed with the SEC, as may be updated by Sealed Air’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. While Sealed Air may elect to update forward-looking statements at some point in the future, Sealed Air specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1	Purchase Agreement, dated as of September 16, 2011, by and among the Company, as issuer, and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and the other initial purchasers named therein, regarding Sealed Air Corporation’s 8.125% Senior Notes Due 2019 and 8.375% Senior Notes Due 2021.

99.1	Press Release of Sealed Air Corporation, dated September 16, 2011.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION
Date: September 19, 2011	By:	/s/ H. Katherine White
		Name:	H. Katherine White
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Purchase Agreement, dated as of September 16, 2011, by and among the Company, as issuer, and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, for themselves and the other initial purchasers named therein, regarding Sealed Air Corporation’s 8.125% Senior Notes Due 2019 and 8.375% Senior Notes Due 2021.

99.1	Press Release of Sealed Air Corporation, dated September 16, 2011.